Exhibit 21.1

Subsidiaries of
Apple REIT Seven, Inc.
At December 31, 2008
(The state of incorporation or organization of each subsidiary is Virginia, except as noted)

A. Direct Subsidiaries

Apple Seven Hospitality, Inc.
Apple Seven Residential, Inc.
Apple Seven Ventures, Inc.
Apple Air Holding, LLC (50% Ownership)

B. Indirect Subsidiaries (held through direct subsidiaries or other indirect subsidiaries)

Apple Seven Hospitality Management, Inc.
Apple Seven Hospitality Ownership, Inc.
A7 Management Services Tupelo GP, Inc.
A7 Management Services Tupelo LP, Inc.
A7 Services Tupelo, L.P.
A7 Tupelo GP, Inc.
A7 Tupelo LP, Inc.
A7 SPE Tupelo, L.P.
Apple Seven Southeast GP, Inc.
Apple Seven Southeast LP, Inc.
Apple Seven Texas GP, Inc.
Apple Seven Texas LP, Inc.
Apple Seven Hospitality Texas, L.P.
Apple Seven Hospitality Southeast, L.P.
Apple Seven Management Services GP, Inc.
Apple Seven Management Services LP, Inc.
Apple Seven Management Services New Orleans GP, Inc.
Apple Seven Management Services New Orleans LP, Inc.
Apple Seven Services Highlands Ranch, Inc.
Apple Seven Services, LCC
Apple Seven Services II, LLC
Apple Seven Services Lakeland, Inc.
Apple Seven Services Miami, Inc.
Apple Seven Services New Orleans, L.P.
Apple Seven Services Southeast, L.P.
Apple Seven New Orleans GP, Inc.
Apple Seven New Orleans LP, Inc.
Apple Seven Services Omaha CY, Inc.
Apple Seven Services Provo-San Diego, Inc.
Apple Seven Services Richmond, Inc.
Apple Seven Services San Diego, Inc.
Apple Seven Services Tallahassee, Inc.
Apple Seven SPE Dothan, Inc.
Apple Seven SPE Highlands Ranch, Inc.
Apple Seven SPE Lakeland, Inc.
Apple Seven SPE Miami, Inc.
Apple Seven SPE New Orleans, L.P.
Apple Seven SPE Omaha CY, Inc.
Apple Seven SPE Provo-San Diego, Inc.
Apple Seven SPE Richmond, Inc.
Apple Seven SPE San Diego, Inc.
Apple Seven SPE Tallahassee, Inc.
Blumberg-Dothan Motel, L.L.C. *
SHS Vancouver, LLC ***
Sunbelt-CHM, L.L.C. *
Sunbelt-CTR, L.L.C. *
Sunbelt-CPA, L.L.C. *
Sunbelt-Columbus, L.L.C. *
Sunbelt-Lakeland, L.L.C. **
Sunbelt-RDA, L.L.C. *
Sunbelt-SCG, L.L.C. *
Sunbelt-TCG, L.L.C. *
Sunbelt-THA, L.L.C. *
Sunbelt-Tallahassee, L.L.C. **

*	State of organization is Alabama
**	State of organization is Florida
***	State of organization is Washington